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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 17, 2003

MANDALAY RESORT GROUP
(Exact Name of Registrant as specified in its charter)

Nevada	1-8570	88-0121916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3950 Las Vegas Boulevard South, Las Vegas, Nevada 89119 (Address of Principal Executive Offices)

Registrant=s telephone number, including area code (702) 632-6700

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION INCLUDED IN THIS REPORT

Item 5.    Other Events.

        This report is being filed solely for the purpose of filing the press release included as an exhibit to this report.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. By: GLENN SCHAEFFER

MANDALAY RESORT GROUP

Dated: March 17, 2003	By:	/s/ GLENN SCHAEFFER Glenn Schaeffer President, Chief Financial Officer and Treasurer

Index to Exhibits

No.	Description
99	Press Release dated March 17, 2003.

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INFORMATION INCLUDED IN THIS REPORT
Signatures
Index to Exhibits